UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 14 , 2009

Cyalume Technologies Holdings, Inc.
 __________________________________________
 (Exact name of registrant as specified in its charter)

Delaware	000-52247	20-3200738
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

96 Windsor Street, West Springfield, Massachusetts		01089
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		(413) 858-2500

Not Applicable
 ______________________________________________
 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On June 2, 2009, Cyalume Technologies, Inc. (“CTI”), a wholly owned subsidiary of Cyalume Technologies Holdings, Inc. (the “Company”) and Derek Dunaway, the President and Chief Executive Officer of the Company and CTI, entered into an employment agreement pursuant to which Mr. Dunaway shall serve as the Chief Executive Officer of CTI for an initial term of three years, retroactive to May 15, 2009, and continuing for successive one-year periods thereafter unless and until terminated by either party upon thirty days’ written notice prior to the agreement’s anniversary/expiration date, or until otherwise terminated by either party.

Mr. Dunaway will receive an annual base salary of $350,000 for the term of the agreement, subject to annual adjustments at the sole discretion of the Board of Directors of CTI as well as an automobile allowance of $12,000 annually.  Mr. Dunaway is also eligible to receive (i) a cash bonus of up to $150,000 in the event the Company achieves certain 2009 performance goals set forth in the agreement, (ii) subject to the approval of the Board of Directors of the Company, an equity compensation bonus of up to 50,000 shares of common stock of the Company and options to purchase 200,000 shares of common stock of the Company in the event that the Company achieves certain 2009 performance goals set forth in the agreement, which such shares are subject to three year vesting and (iii) subject to the approval of the Board of Directors of the Company, 10,000 shares of common stock of the Company and options to purchase 20,000 shares of common stock of the Company, based certain 2010 and 2011 performance objectives to be determined by the Board of Directors of CTI, which such shares are subject to three year vesting.

Mr. Dunaway is entitled to severance compensation equal to 12 months salary in the event that his employment by CTI is terminated without cause or if he resigns with good reason, as well as a prorated cash bonus if Mr. Dunaway is terminated without cause.   In the event of Mr. Dunaway’s termination without cause or his resignation for good reason relates to or is a consequence of a change of control of CTI, Mr. Dunaway is, upon execution of a separate separation agreement, entitled to an additional amount equal to 12 months of his salary.  Mr. Dunaway’s employment agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K.

On June 2, 2009, CTI and Michael Bielonko, the Chief Financial Officer and Secretary of the Company and of CTI, entered into an employment agreement, pursuant to which Mr. Bielonko shall serve as the Chief Financial Officer of CTI for an initial term of three years, retroactive to May 15, 2009, and continuing for successive one-year periods thereafter unless and until terminated by either party upon thirty days’ written notice prior to the agreement’s anniversary/expiration date, or until otherwise terminated by either party.

Mr. Bielonko will receive an annual base salary of $220,000 for the term of the agreement, subject to annual adjustments at the sole discretion of the Board of Directors of CTI as well as an automobile allowance of $9,000 annually.  Mr. Bielonko is also eligible to receive (i) a cash bonus of up to 40% of his base salary in the event the Company achieves certain annual performance goals set forth in the agreement and (ii) subject to the approval of the Board of Directors of the Company, an equity compensation bonus with a value of up to 50% of Mr. Bielonko’s base salary in the form of common stock of the Company in the event that the Company achieves certain annual performance goals set forth in the agreement, which such shares are subject to three year vesting.

Mr. Bielonko is entitled to severance compensation equal to 12 months salary in the event that his employment by CTI is terminated without cause or if he resigns with good reason, as well as a prorated cash bonus if Mr. Bielonko is terminated without cause.   In the event of Mr. Bielonko’s termination without cause or his resignation for good reason relates to or is a consequence of a change of control of CTI, Mr. Bielonko is, upon execution of a separate separation agreement, entitled to an additional amount equal to 12 months of his salary.  Mr. Bielonko’s employment agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K.

On June 2, 2009, CTI and Thomas C. McCarthy, entered into an employment agreement pursuant to which Mr. McCarthy shall serve as the Government Sales Vice President of CTI for an initial term of three years, retroactive to May 15, 2009, and continuing for successive one-year periods thereafter unless and until terminated by either party upon thirty days’ written notice prior to the agreement’s anniversary/expiration date, or until otherwise terminated by either party.

Mr. McCarthy will receive an annual base salary of $210,000 for the term of the agreement, subject to annual adjustments at the sole discretion of the Board of Directors of CTI as well as an automobile allowance of $9,000 annually.  Mr. McCarthy is also eligible to receive (i) a cash bonus of up to 30% of his base salary in the event the Company achieves certain annual performance goals set forth in the agreement and (ii) subject to the approval of the Board of Directors of the Company, an equity compensation bonus with a value of up to 10% of Mr. McCarthy’s base salary in the form of common stock of the Company in the event that the Company achieves certain annual performance goals set forth in the agreement, which such shares are subject to three year vesting.

Mr. McCarthy is entitled to severance compensation equal to 12 months salary in the event that his employment by CTI is terminated without cause or if he resigns with good reason, as well as a prorated cash bonus if Mr. McCarthy is terminated without cause.   In the event of Mr. McCarthy’s termination without cause or his resignation for good reason relates to or is a consequence of a change of control of CTI, Mr. McCarthy is, upon execution of a separate separation agreement, entitled to an additional amount equal to 12 months of his salary.  Mr. McCarthy’s employment agreement is attached as Exhibit 10.3 to this Current Report on Form 8-K

On May 14, 2009, CTI and Tomas Ogas, entered into an employment agreement pursuant to which Mr. Ogas shall serve as the Operations Vice President of CTI for an initial term of three years, beginning on May 15, 2009, and continuing for successive one-year periods thereafter unless and until terminated by either party upon thirty days’ written notice prior to the agreement’s anniversary/expiration date, or until otherwise terminated by either party.

Mr. Ogas will receive an annual base salary of $200,000 for the term of the agreement, subject to annual adjustments at the sole discretion of the Board of Directors of CTI as well as an automobile allowance of $9,000 annually.  Mr. Ogas is also eligible to receive (i) a cash bonus of up to 25% of his base salary in the event the Company achieves certain annual performance goals set forth in the agreement and (ii) subject to the approval of the Board of Directors of the Company, an equity compensation bonus with a value of up to 10% of Mr. Ogas’ base salary in the form of common stock of the Company in the event that the Company achieves certain annual performance goals set forth in the agreement, which such shares are subject to three year vesting.

Mr. Ogas is entitled to severance compensation equal to 12 months salary in the event that his employment by CTI is terminated without cause or if he resigns with good reason, as well as a prorated cash bonus if Mr. Ogas is terminated without cause.   In the event of Mr. Ogas’ termination without cause or his resignation for good reason relates to or is a consequence of a change of control of CTI, Mr. Ogas is, upon execution of a separate separation agreement, entitled to an additional amount equal to 12 months of his salary.  Mr. Ogas’ employment agreement is attached as Exhibit 10.4 to this Current Report on Form 8-K

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits:

Exhibit No.	Description
10.1	Employment agreement of Derek Dunaway, Chief Executive Officer, Cyalume Technologies, Inc.
10.2	Employment agreement of Michael Bielonko, Chief Financial Officer, Cyalume Technologies, Inc.
10.3	Employment agreement of Thomas McCarthy, Government Sales Vice President, Cyalume Technologies, Inc.
10.4	Employment agreement of Tomas Ogas, Operations Vice President, Cyalume Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyalume Technologies Holdings, Inc.

June 4, 2009	By:	/s/ Derek Dunaway
Name: Derek Dunaway
Title: Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description
10.1	Employment agreement of Derek Dunaway, Chief Executive Officer, Cyalume Technologies, Inc.
10.2	Employment agreement of Michael Bielonko, Chief Financial Officer, Cyalume Technologies, Inc.
10.3	Employment agreement of Thomas McCarthy, Government Sales Vice President, Cyalume Technologies, Inc.
10.4	Employment agreement of Tomas Ogas, Operations Vice President, Cyalume Technologies, Inc.